UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 2, 2018
(Date of earliest event reported)

ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1133 Westchester Avenue White Plains, New York
(Address of principal executive offices)

10604
(Zip Code)

(914) 641-2000
Registrant’s telephone number, including area code:

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02.  Results of Operations and Financial Condition.

On November 2, 2018, ITT Inc. (the “Company”) issued a press release reporting the Company’s financial results for the third fiscal quarter ended September 30, 2018.  A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                    Compensatory Arrangements of Certain Officers.

The Board of Directors of the Company has elected John Capela as Vice President and Chief Accounting Officer, effective on or about November 19, 2018 (the “Effective Date”). On the Effective Date, Karen LaRue, who currently serves as Executive Director, Financial Controller and interim Chief Accounting Officer of the Company, will cease her service as the Company’s interim Chief Accounting Officer.

Mr. Capela, age 38, previously served as Executive Vice President, Chief Accounting Officer and Corporate Controller of Toys “R” Us, Inc. from May 2018 to November 2018 and previously served as Vice President and Corporate Controller from March 2018 to May 2018.  Prior to that, Mr. Capela served as Vice President and Assistant Controller from May 2015 to March 2018 and held various other positions of increasing levels of responsibility at Toys “R” Us, Inc., including Executive Director and Assistant Controller, and Director of Financial Reporting, since March 2007.  Prior to joining Toys “R” Us, Inc., Mr. Capela spent several years with PricewaterhouseCoopers LLP in its audit practice.  Mr. Capela holds an MBA with a double concentration in finance and management from Montclair State University.  Mr. Capela is also a Certified Public Accountant and a Chartered Global Management Accountant.

Mr. Capela will receive salary, bonus and equity awards under the ITT Omnibus Incentive Plan at levels that are consistent with his seniority and position. He will also receive health, welfare and retirement benefits that are generally available to salaried employees.

Neither Mr. Capela nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K, nor is Mr. Capela a party to any arrangement or understanding pursuant to which he was selected as an officer.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release issued by ITT Inc., dated November 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc.
(Registrant)

November 2, 2018	By:	/s/ Mary E. Gustafsson
		Name:	Mary E. Gustafsson
		Title:	Senior Vice President, General Counsel and
Chief Compliance Officer
(Authorized Officer of Registrant)